                                                                    EXHIBIT 10.5

                                                                         FORM IA

                                    FORM OF

                             FMC Technologies, Inc.
                         Executive Severance Agreement
                         -----------------------------

     THIS AGREEMENT is made and entered into as of the ____ day of ___________________, 2001, by and between FMC Technologies, Inc. (hereinafter referred to as the "Company") and ______________________(hereinafter referred to as the "Executive").

     WHEREAS, the Board has approved the Company's entering into severance agreements with certain key executives of the Company;

     WHEREAS, the Executive is a key executive of the Company;

     WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in the Executive's position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

     WHEREAS, should the possibility of a Change in Control arise, in addition to the Executive's regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate;

     WHEREAS, the Executive has an existing executive severance agreement with FMC, the terms of which are substantially similar to the terms of this Agreement;

     WHEREAS, the Executive acknowledges that neither the IPO nor the Distribution will result in a change in control of FMC under the Executive's existing executive severance agreement with FMC;

     WHEREAS, the Executive agrees that the terms of this Agreement completely replace and supersede the provisions of the prior executive severance agreement with FMC;

     WHEREAS, the Executive acknowledges that neither the IPO nor the Distribution will result in a Change in Control; and

     WHEREAS, the Executive and the Company desire that the terms of this Agreement will completely replace and supersede the provisions set forth in the FMC Technologies Executive Severance Plan, setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

     NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive's advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose

This Agreement completely replaces and supersedes the provisions of the prior executive agreement the Executive had with FMC. The Executive agrees that no benefits will be paid to the Executive by FMC or the Company under the terms of such prior executive severance agreement.

This Agreement will commence on the Effective Date and will continue in effect for a three (3) year term, until the third anniversary of the Effective Date. Upon each anniversary of the Effective Date, the term of this Agreement will be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to such anniversary to the Executive that this Agreement will not be extended. In such case, this Agreement will terminate at the end of the term, or extended term, then in progress.

However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; and (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

Whenever used in this Agreement, the following terms will have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

2.1.  Base Salary means the salary of record paid to an Executive as annual
      -----------
salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

2.2.  Beneficiary means the persons or entities designated or deemed designated
      -----------
by the Executive pursuant to Section 11.2 herein.

2.3.  Board means the Board of Directors of the Company.
      -----

2.4.  Cause means:
      -----

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          (a) the Executive's Willful and continued failure to substantially perform the Executive's employment duties in any material respect (other than any such failure resulting from physical or mental incapacity (that could be reasonably expected to result in Disability) or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes the Executive has failed to perform the Executive's duties, and after the Executive has failed to resume substantial performance of the Executive's duties on a continuous basis within thirty (30) calendar days of receiving such demand;

          (b) the Executive's Willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company or an Affiliate; or

          (c) the Executive's having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law.

2.5. Change in Control means the happening of any of the following events:
     -----------------

          (a) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with Subsections (i), (ii) and (iii) of Subsection (C) of this Section 2.5;

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2.5, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

          (c) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company, or acquisition by the Company of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     In addition, a Change in Control will be deemed to occur upon a change in control of FMC, as determined under the change in control provisions of FMC's executive severance plan, if at the time of its change in control, FMC owns more than fifty percent (50%) of the Outstanding Company Common Stock. Notwithstanding the foregoing, neither the IPO, nor the Distribution will be treated as a Change in Control of the Company.

2.6. Code means the Internal Revenue Code of 1986, as amended from time to
     ----
time, and any successor thereto.

2.7. Committee means the Compensation and Organization Committee of the Board
     ---------
or any other committee of the Board appointed to perform the functions of the Compensation and Organization Committee.

2.8.   Company means FMC Technologies, Inc., a Delaware corporation, or any
       -------
successor thereto as provided in Article 10 herein.

2.9.   Disability means complete and permanent inability by reason of illness or
       ----------
accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

2.10.  Distribution means FMC's distribution of its interest in the Company.
       ------------

2.11.  Effective Date means the date of this Agreement set forth above.
       --------------

2.12.  Effective Date of Termination means the date on which a Qualifying
       -----------------------------
Termination occurs which triggers the payment of Severance Benefits hereunder.

2.13.  Exchange Act means the Securities Exchange Act of 1934, as amended from
       ------------
time to time, and any successor thereto.

2.14   FMC means FMC Corporation, a Delaware corporation.
       ---

2.15.  Good Reason means, without the Executive's express written consent, the
       -----------
occurrence of any one or more of the following:

          (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including, without limitation, offices, titles and reporting requirements) as an employee of the Company (including, without limitation, any material change in duties or status as a result of the stock of the Company ceasing to be publicly traded or of the Company becoming a subsidiary of another entity), or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from the greatest of (i) those in effect on the Effective Date; (ii) those in effect during the fiscal year immediately preceding the year of the Change in Control (whether with the Company or with FMC); and (iii) those in effect immediately preceding the Change in Control;

          (b) The Company's requiring the Executive to be based at a location which is at least fifty (50) miles further from the Executive's then current primary residence than is such residence from the office where the Executive is located at the time of the Change in Control, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations as of the Effective Date or as the same may be changed from time to time prior to a Change in Control;

          (c) A reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same may be increased from time to time;

          (d) A material reduction in the Executive's level of participation in any of the Company's short- and/or long-term incentive compensation plans, or employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the greatest of the levels in place: (i) on the Effective Date; (ii) during the fiscal year immediately preceding the fiscal year of the Change in Control (whether with the Company or with FMC); and (iii) on the date immediately preceding the date of the Change in Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be "Good Reason" if the Executive's reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive's position;

          (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

          (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

The existence of Good Reason will not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's continued employment will not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

2.16.  IPO means the initial registered public offering by the Company of shares
       ---
of common stock of the Company.

2.17.  Notice of Termination means a written notice which indicates the specific
       ---------------------
termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

2.18.  Person has the meaning ascribed to such term in Section 3(a)(9) of the
       ------
Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

2.19.  Qualifying Termination means any of the events described in Section 3.2
       ----------------------
herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

2.20.  Retirement means the Executive's voluntary termination of employment in a
       ----------
manner that qualifies the Executive to receive immediately payable retirement benefits from the FMC Technologies, Inc. Salaried Employees' Retirement Program.

2.21.  Severance Benefits means the payment of severance compensation as
       ------------------
provided in Section 3.3 herein.

2.22.  Trust means the Company grantor trust to be created pursuant to Article 6
       -----
of this Agreement.

2.23.  Willful means any act or omission by the Executive that was in good faith
       -------
and without a reasonable belief that the action or omission was in the best interests of the Company or its Affiliates. Any act or omission based upon authority given pursuant to a duly adopted Board resolution, or, upon the instructions of any senior officer of the Company, or based upon the advice of counsel for the Company will be conclusively presumed to be taken or omitted by the Executive in good faith and in the best interests of the Company and/or its Affiliates.

Article 3. Severance Benefits

3.1.   Right to Severance Benefits.  The Executive will be entitled to receive
       ---------------------------
from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

The Executive will not be entitled to receive Severance Benefits if the Executive's employment is terminated (i) for Cause, (ii) due to a voluntary termination without Good Reason other than during the thirteenth (13th) calendar month following the month in which a Change in Control occurred, or
(iii) due to death or Disability after the thirteenth (13th) calendar month following the month in which a Change in Control occurs.

3.2.   Qualifying Termination.  The occurrence of any one or more of the
       ----------------------
following events will trigger the payment of Severance Benefits to the Executive under this Agreement:

          (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause, Disability or death within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

          (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive;

          (c) A voluntary termination by the Executive within the thirteenth
       (13th) calendar month following the month in which a Change in Control occurs pursuant to a Notice of Termination delivered to the Company by the Executive;

          (d) The Executive's termination of employment due to Retirement, Disability or death at any time following a Change in Control and prior to the thirteenth (13th) calendar month following the month in which the Change in Control occurs; or

          (e) The Company or any successor company breaches any of the provisions of this Agreement.

3.3. Description of Severance Benefits.  In the event the Executive becomes
     ---------------------------------
entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company will pay to the Executive (or in the event of the Executive's death, the Executive's Beneficiary) and provide him with the following:

          (a) An amount equal to three (3) times the highest rate of the Executive's annualized Base Salary in effect at any time up to and including the Effective Date of Termination (whether with the Company or FMC).

          (b) An amount equal to three (3) times the greater of (i) the Executive's highest annualized target total Management Incentive Award granted under the Company's or FMC's Incentive Compensation and Stock Plan for any plan year up to and including the plan year in which the Executive's Effective Date of Termination occurs (whether with the Company or FMC), and (ii) the average of the actual total Management Incentive Awards paid (or payable) to the Executive for the two plan years immediately preceding the Effective Date of Termination (whether with the Company or FMC), or for such lesser number of such plan years for which the Executive was eligible to earn a Management Incentive Award (from the Company or FMC), annualized for any year that the Executive was not employed by the Company or FMC, as applicable, for the entire plan year. For purposes of determining actual total Management Incentive Awards under the preceding sentence, any amounts the Executive deferred will be treated as if they had been paid to the Executive, rather than deferred.

          (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, earned or accrued through the Effective Date of Termination.

          (d) An amount equal to the target total Management Incentive Award established for the plan year in which the Executive's Effective Date of Termination occurred, prorated through the Effective Date of Termination.

          (e) A continuation of the Company's welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for three (3) full years after the Effective Date of Termination. These benefits will be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the date of the Change in Control. The continuation of these welfare benefits will be discontinued prior to the end of the three (3) year period if the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee. The date that welfare benefits cease to be provided under this paragraph will be the date of the Executive's qualifying event for continuation coverage purposes under Code
     Section 4980B(f)(3)(B).

Awards granted under the FMC Technologies, Inc. Incentive Compensation and Stock Plan, and other incentive arrangements adopted by the Company will be treated pursuant to the terms of the applicable plan.

The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Technologies, Inc. Salaried Employees' Retirement Program, the FMC Technologies, Inc. Savings and Investment Plan, the FMC Technologies, Inc. Salaried Employees' Equivalent Retirement Plan, the FMC Technologies, Inc. Non-Qualified Savings and Investment Plan and other savings and retirement plans sponsored by the Company will be distributed pursuant to the terms of the applicable plan.

For all purposes under the Company's nonqualified retirement plans (including, but not limited to, benefit calculation and benefit commencement), it will be assumed that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits will be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history (whether with the Company or FMC) as of the Effective Date of Termination will be used.

3.4.  Termination for Disability.  If the Executive's employment is terminated
      --------------------------
due to Disability, the Executive will receive the Executive's Base Salary through the Effective Date of Termination; the Executive's benefits will be determined in accordance with the Company's disability, retirement, survivor's benefits, insurance and other applicable plans and programs then in effect; and, if such termination occurs after a Change in Control and prior to the thirteenth
(13th) calendar month following the month in which the Change in Control occurs, the Executive will receive the Severance Benefits described in Section
3.3. If the Executive's employment is terminated due to Disability after the thirteenth (13th) calendar month following the month in which a Change in Control occurs, he will not be entitled to the Severance Benefits described in
Section 3.3.

3.5.  Termination upon Death.  If the Executive's employment is terminated due
      ----------------------
to death, the Executive's benefits will be determined in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs of the Company then in effect; and, if such termination occurs after a Change in Control and prior to the thirteenth (13th) calendar month following the month in which the Change in Control occurs, Executive will receive the Severance Benefits described in Section 3.3. If the Executive's employment is terminated due to death after the thirteenth (13th) calendar month following the month in which a Change in Control occurs, neither the Executive nor the Executive's Beneficiary will be entitled to the Severance Benefits described in
Section 3.3.

3.6.  Termination for Cause, or Other Than for Good Reason or Retirement.
      ------------------------------------------------------------------
Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company will pay the Executive an amount equal to the Executive's Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any plans of the Company, at the time such payments are due and the Company will have no further obligations to the Executive under this Agreement.

3.7.  Notice of Termination.  Any termination of employment by the Company or by
      ---------------------
the Executive for Good Reason or during the thirteenth (13th) calendar month following the month in which a Change in Control occurs will be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

4.1.  Form and Timing of Severance Benefits.  The Severance Benefits described
      -------------------------------------
in Sections 3.3 (a), (b), (c) and (d) herein will be paid in cash to the Executive (or the Executive's Beneficiary, if applicable) in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

4.2.  Withholding of Taxes. The Company will be entitled to withhold from any
      --------------------
amounts payable under this Agreement all taxes as may be legally required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

5.1.  Excise Tax Equalization Payment.  In the event that the Executive (or the
      -------------------------------
Executive's Beneficiary, if applicable) becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), whether or not the Executive has terminated employment with the Company, if all or any part of the Total Payments will be subject to the tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), (the "Excise Tax") the Company will pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income taxes, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section 5.1 (including FICA and FUTA), will be equal to the Total Payments.

5.2.  Tax Computation.  All determinations of whether any of the Total Payments
      ---------------
will be subject to the Excise Tax, the amounts of such Excise Tax, whether and when a

Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be used in arriving at such determinations, shall be made by a nationally recognized certified public accounting firm that does not serve as an accountant or auditor for any individual, entity or group effecting the Change in Control as designated by the Company (the "Accounting Firm"). The Accounting Firm will provide detailed supporting calculations to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive or the Company requesting a calculation hereunder. The Gross-Up Payment will be made by the Company to the Executive as soon as practical following the Accounting Firm's determination of the Gross-Up Payment, but in no event beyond thirty (30) days from the Effective Date of Termination. All fees and expenses of the Accounting Firm will be paid by the Company.

For purposes of determining the amount of the Gross-Up Payment, the Executive will be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

5.3.  Subsequent Recalculation.  In the event the Internal Revenue Service
      ------------------------
adjusts the computations to be made pursuant to Section 5.2 herein, and as a result of such adjustment the Gross-Up Payment made to the Executive is less than the greatest Gross-Up Payment that the Executive is entitled to receive under Section 5.2, the Company will pay to the Executive an amount equal to the difference between the greatest Gross-Up Payment the Executive is entitled to receive, and the Gross-Up Payment initially made to the Executive, plus a market rate of interest, as determined by the Committee, for the period commencing on the date the first Gross-Up Payment is made, and ending on the day immediately preceding the date the subsequent Gross-Up Payment is made.

Article 6. Establishment of Trust

As soon as practicable following the Effective Date hereof, the Company will create a Trust (which will be a grantor trust within the meaning of Sections 671-678 of the Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust will have a Trustee as selected by the Company, and will have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust will, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance

Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d) and 5.1 of this Agreement.

As soon as practicable after the Company has knowledge that a Change in Control is imminent, but no later than the day immediately preceding the date of the Change in Control, the Company will deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d), 5.1 and 8.1 of this Agreement. Such deposited amounts will be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

The Company's obligation to make the payments and the arrangements provided for herein will be absolute and unconditional, and will not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder will be paid without notice or demand. Each and every payment made hereunder by the Company will be final, and the Company will not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

The Executive will not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment will in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in
Section 3.3(e) herein.

Notwithstanding anything in this Agreement to the contrary, if Severance Benefits are paid under this Agreement, no severance benefits under any program of the Company, other than benefits described in this Agreement, will be paid to the Executive.

Article 8. Fees and Expenses

To the extent permitted by law, the Company will pay as incurred (within ten
(10) days following receipt of an invoice from the Executive) all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including, without limitation, conflicts related to the calculations under Section 5 hereof) between the parties pertaining to this Agreement.

Article 9. Outplacement Assistance

Following a Qualifying Termination, other than a voluntary termination by the Executive during the thirteenth (13th) calendar month following the month in which a Change in Control occurs (as described in Section 3.2 herein), the Executive will be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement for such outplacement services will be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

10.1.  Successors to the Company. The Company will require any successor
       -------------------------
(whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place.

10.2.  Assignment by the Executive.  This Agreement will inure to the benefit of
       ---------------------------
and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, will be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts will be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate, and such designee, or the Executive's estate will be treated as the Beneficiary hereunder.

Article 11. Miscellaneous

11.1.  Employment Status.  Except as may be provided under any other agreement
       -----------------
between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

11.2.  Beneficiaries.  The Executive may designate one or more persons or
       -------------
entities as the primary and/or contingent Beneficiaries of any Severance Benefits, including, without limitation, payments under Section 5 hereof, owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

11.3.  Severability.  In the event any provision of this Agreement will be held
       ------------
illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Agreement, and the Agreement will be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and will have no force and effect.

11.4.  Modification.  No provision of this Agreement may be modified, waived, or
       ------------
discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

11.5.  Applicable Law.  To the extent not preempted by the laws of the United
       --------------
States, the laws of the state of Illinois will be the controlling law in all matters relating to this Agreement.

11.6   Indemnification.  To the full extent permitted by law, the Company will,
       ---------------
both during and after the period of the Executive's employment, indemnify the Executive (including by advancing him expenses) for any judgments, fines, amounts paid in settlement and reasonable expenses, including any attorneys' fees, incurred by the Executive in connection with the defense of any lawsuit or other claim to which he is made a party by reason of being (or having been) an officer, director or employee of the Company or any of its subsidiaries. The Executive will be covered by director and officer liability insurance to the maximum extent that that insurance covers any officer or director (or former officer or director) of the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement on this ________ day of ________________________________, 2001.

FMC Technologies, Inc.               Executive:


By:     ___________________________  ____________________________
        ___________________________
Its:    ___________________________


Attest: ___________________________

                                                                         FORM IB

                                    FORM OF

                             FMC Technologies, Inc.
                         Executive Severance Agreement
                         -----------------------------


      THIS AGREEMENT is made and entered into as of the _____ day of _____________________, 2001, by and between FMC Technologies, Inc. (hereinafter referred to as the "Company") and _____________________ (hereinafter referred to as the "Executive").

      WHEREAS, the Board has approved the Company's entering into severance agreements with certain key executives of the Company;

      WHEREAS, the Executive is a key executive of the Company;

      WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in the Executive's position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

      WHEREAS, should the possibility of a Change in Control arise, in addition to the Executive's regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate;

      WHEREAS, the Executive has an existing executive severance agreement with FMC, the terms of which are substantially similar to the terms of this Agreement;

      WHEREAS, the Executive acknowledges that neither the IPO nor the Distribution will result in a change in control of FMC under the Executive's existing executive severance agreement with FMC;

      WHEREAS, the Executive agrees that the terms of this Agreement completely replace and supersede the provisions of the prior executive severance agreement with FMC;

      WHEREAS, the Executive acknowledges that neither the IPO nor the Distribution will result in a Change in Control; and

      WHEREAS, the Executive and the Company desire that the terms of this Agreement will completely replace and supersede the provisions set forth in the FMC Technologies Executive Severance Plan, setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

      NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive's advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose

This Agreement completely replaces and supersedes the provisions of the prior executive agreement the Executive had with FMC. The Executive agrees that no benefits will be paid to the Executive by FMC or the Company under the terms of such prior executive severance agreement.

This Agreement will commence on the Effective Date and will continue in effect for a three (3) year term, until the third anniversary of the Effective Date. Upon each anniversary of the Effective Date, the term of this Agreement will be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to such anniversary to the Executive that this Agreement will not be extended. In such case, this Agreement will terminate at the end of the term, or extended term, then in progress.

However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; and (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

Whenever used in this Agreement, the following terms will have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

2.1.  Base Salary means the salary of record paid to an Executive as annual
      -----------
salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

2.2.  Beneficiary means the persons or entities designated or deemed designated
      -----------
by the Executive pursuant to Section 11.2 herein.

2.3.  Board means the Board of Directors of the Company.
      -----

2.4. Cause means:
     -----

       (a) the Executive's Willful and continued failure to substantially perform the Executive's employment duties in any material respect (other than any such failure resulting from physical or mental incapacity (that could be reasonably expected to result in Disability) or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes the Executive has failed to perform the Executive's duties, and after the Executive has failed to resume substantial performance of the Executive's duties on a continuous basis within thirty (30) calendar days of receiving such demand;

       (b) the Executive's Willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company or an Affiliate; or

       (c) the Executive's having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law.

2.5. Change in Control means the happening of any of the following events:
     -----------------

          (a) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with Subsections (i), (ii) and (iii) of Subsection (C) of this Section 2.5;

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2.5, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

          (c) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company, or acquisition by the Company of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     In addition, a Change in Control will be deemed to occur upon a change in control of FMC, as determined under the change in control provisions of FMC's executive severance plan, if at the time of its change in control, FMC owns more than fifty percent (50%) of the Outstanding Company Common Stock. Notwithstanding the foregoing, neither the IPO, nor the Distribution will be treated as a Change in Control of the Company.

2.6.  Code means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and any successor thereto.

2.7.   Committee means the Compensation and Organization Committee of the Board
       ---------
or any other committee of the Board appointed to perform the functions of the Compensation and Organization Committee.

2.8.   Company means FMC Technologies, Inc., a Delaware corporation, or any
       -------
successor thereto as provided in Article 10 herein.

2.9.   Disability means complete and permanent inability by reason of illness or
       ----------
accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

2.10.  Distribution means FMC's distribution of its interest in the Company.
       ------------

2.11.  Effective Date means the date of this Agreement set forth above.
       --------------

2.12.  Effective Date of Termination means the date on which a Qualifying
       -----------------------------
Termination occurs which triggers the payment of Severance Benefits hereunder.

2.13.  Exchange Act means the Securities Exchange Act of 1934, as amended from
       ------------
time to time, and any successor thereto.

2.14.  FMC means FMC Corporation, a Delaware corporation.
       ---

2.15.  Good Reason means, without the Executive's express written consent, the
       -----------
occurrence of any one or more of the following:

               (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including, without limitation, offices, titles and reporting requirements) as an employee of the Company (including, without limitation, any material change in duties or status as a result of the stock of the Company ceasing to be publicly traded or of the Company becoming a subsidiary of another entity), or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from the greatest of (i) those in effect on the Effective Date; (ii) those in effect during the fiscal year immediately preceding the year of the Change in Control (whether with the Company or with FMC); and (iii) those in effect immediately preceding the Change in Control;

               (b) The Company's requiring the Executive to be based at a location which is at least fifty (50) miles further from the Executive's then current primary residence than is such residence from the office where the Executive is located at the time of the Change in Control, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations as of the Effective Date or as the same may be changed from time to time prior to a Change in Control;

               (c) A reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same may be increased from time to time;

               (d) A material reduction in the Executive's level of participation in any of the Company's short- and/or long-term incentive compensation plans, or employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the greatest of the levels in place: (i) on the Effective Date; (ii) during the fiscal year immediately preceding the fiscal year of the Change in Control (whether with the Company or with FMC); and (iii) on the date immediately preceding the date of the Change in Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be "Good Reason" if the Executive's reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive's position;

               (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

               (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

The existence of Good Reason will not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's continued employment will not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

2.16.  IPO means the initial registered public offering by the Company of shares
       ---
of common stock of the Company.

2.17.  Notice of Termination means a written notice which indicates the specific
       ---------------------
termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

2.18.  Person has the meaning ascribed to such term in Section 3(a)(9) of the
       ------
Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

2.19.  Qualifying Termination means any of the events described in Section 3.2
       ----------------------
herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

2.20.  Retirement means the Executive's voluntary termination of employment in a
       ----------
manner that qualifies the Executive to receive immediately payable retirement benefits from the FMC Technologies, Inc. Salaried Employees' Retirement Program.

2.21.  Severance Benefits means the payment of severance compensation as
       ------------------
provided in Section 3.3 herein.

2.22.  Trust means the Company grantor trust to be created pursuant to Article 6
       -----
of this Agreement.

2.23.  Willful means any act or omission by the Executive that was in good faith
       -------
and without a reasonable belief that the action or omission was in the best interests of the Company or its Affiliates. Any act or omission based upon authority given pursuant to a duly adopted Board resolution, or, upon the instructions of any senior officer of the Company, or based upon the advice of counsel for the Company will be conclusively presumed to be taken or omitted by the Executive in good faith and in the best interests of the Company and/or its Affiliates.

Article 3. Severance Benefits

3.1.   Right to Severance Benefits.  The Executive will be entitled to receive
       ---------------------------
from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

The Executive will not be entitled to receive Severance Benefits if the Executive's employment is terminated (i) for Cause, (ii) due to a voluntary termination without Good Reason, or (iii) due to death or Disability.

3.2.   Qualifying Termination.  The occurrence of any one or more of the
       ----------------------
following events will trigger the payment of Severance Benefits to the Executive under this Agreement:

          (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause, Disability or death within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

          (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or

          (c) The Company or any successor company breaches any of the provisions of this Agreement.

3.3.   Description of Severance Benefits.  In the event the Executive becomes
       ---------------------------------
entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company will pay to the Executive (or in the event of the Executive's death, the Executive's Beneficiary) and provide him with the following:

          (a) An amount equal to three (3) times the highest rate of the Executive's annualized Base Salary in effect at any time up to and including the Effective Date of Termination (whether with the Company or FMC).

          (b) An amount equal to three (3) times the greater of (i) the Executive's highest annualized target total Management Incentive Award granted under the Company's or FMC's Incentive Compensation and Stock Plan for any plan year up to and including the plan year in which the Executive's Effective Date of Termination occurs (whether with the Company or FMC), and (ii) the average of the actual total Management Incentive Awards paid (or payable) to the Executive for the two plan years immediately preceding the Effective Date of Termination (whether with the Company or FMC), or for such lesser number of such plan years for which the Executive was eligible to earn a Management Incentive Award (from the Company or FMC), annualized for any year that the Executive was not employed by the Company or FMC, as applicable, for the entire plan year. For purposes of determining actual total Management Incentive Awards under the preceding sentence, any amounts the Executive deferred will be treated as if they had been paid to the Executive, rather than deferred.

          (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, earned or accrued through the Effective Date of Termination.

          (d) An amount equal to the target total Management Incentive Award established for the plan year in which the Executive's Effective Date of Termination occurred, prorated through the Effective Date of Termination.

          (e) A continuation of the Company's welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for three (3) full years after the Effective Date of Termination. These benefits will be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the date of the Change in Control. The continuation of these welfare benefits will be discontinued prior to the end of the three (3) year period if the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee. The date that welfare benefits cease to be provided under this paragraph will be the date of the Executive's qualifying event for continuation coverage purposes under Code
     Section 4980B(f)(3)(B).

Awards granted under the FMC Technologies, Inc. Incentive Compensation and Stock Plan, and other incentive arrangements adopted by the Company will be treated pursuant to the terms of the applicable plan.

The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Technologies, Inc. Salaried Employees' Retirement Program, the FMC Technologies, Inc. Savings and Investment Plan, the FMC Technologies, Inc. Salaried Employees' Equivalent Retirement Plan, the FMC Technologies, Inc. Non-Qualified Savings and Investment Plan and other savings and retirement plans sponsored by the Company will be distributed pursuant to the terms of the applicable plan.

For all purposes under the Company's nonqualified retirement plans (including, but not limited to, benefit calculation and benefit commencement), it will be assumed that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits will be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history (whether with the Company or FMC) as of the Effective Date of Termination will be used.

3.4.  Termination for Disability.  If the Executive's employment is terminated
      --------------------------
due to Disability, the Executive will receive the Executive's Base Salary through the Effective Date of Termination, and the Executive's benefits will be determined in accordance with the Company's disability, retirement, survivor's benefits, insurance and other applicable plans and programs then in effect. If the Executive's employment is terminated due to Disability, he will not be entitled to the Severance Benefits described in Section 3.3.

3.5.  Termination upon Death.  If the Executive's employment is terminated due
      ----------------------
to death, the Executive's benefits will be determined in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs of the Company then in effect. If the Executive's employment is terminated due to death, neither the Executive nor the Executive's Beneficiary will be entitled to the Severance Benefits described in Section 3.3.

3.6.  Termination for Cause, or Other Than for Good Reason or Retirement.
      ------------------------------------------------------------------
Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company will pay the Executive an amount equal to the Executive's Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any plans of the Company, at the time such payments are due and the Company will have no further obligations to the Executive under this Agreement.

3.7.  Notice of Termination.  Any termination of employment by the Company or by
      ---------------------
the Executive for Good Reason will be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

4.1.  Form and Timing of Severance Benefits. The Severance Benefits described in
      -------------------------------------
Sections 3.3 (a), (b), (c) and (d) herein will be paid in cash to the Executive (or the Executive's Beneficiary, if applicable) in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

4.2.  Withholding of Taxes.  The Company will be entitled to withhold from any
      --------------------
amounts payable under this Agreement all taxes as may be legally required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

5.1.  Excise Tax Equalization Payment. In the event that the Executive (or the
      -------------------------------
Executive's Beneficiary, if applicable) becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), whether or not the Executive has terminated employment with the Company, if all or any part of the Total Payments will be subject to the tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), (the "Excise Tax") the Company will pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income taxes, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section 5.1 (including FICA and FUTA), will be equal to the Total Payments.

5.2.  Tax Computation. All determinations of whether any of the Total Payments
      ---------------
will be subject to the Excise Tax, the amounts of such Excise Tax, whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be used in arriving at such determinations, shall be made by a nationally recognized certified public accounting firm that does not serve as an accountant or auditor for any individual, entity or group effecting the Change in Control as designated by the Company (the "Accounting Firm"). The Accounting Firm will provide detailed supporting calculations to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive or the Company requesting a calculation hereunder. The Gross-Up Payment will be made by the Company to the Executive as soon as practical following the Accounting Firm's determination of the Gross-Up Payment, but in no event beyond thirty (30) days from the Effective Date of Termination. All fees and expenses of the Accounting Firm will be paid by the Company.

For purposes of determining the amount of the Gross-Up Payment, the Executive will be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

5.3.  Subsequent Recalculation.  In the event the Internal Revenue Service
      ------------------------
adjusts the computations to be made pursuant to Section 5.2 herein, and as a result of such adjustment the Gross-Up Payment made to the Executive is less than the greatest Gross-Up Payment that the Executive is entitled to receive under Section 5.2, the Company will pay to the Executive an amount equal to the difference between the greatest Gross-Up Payment the Executive is entitled to receive, and the Gross-Up Payment initially made to the Executive, plus a market rate of interest, as determined by the Committee, for the period commencing on the date the first Gross-Up Payment is made, and ending on the day immediately preceding the date the subsequent Gross-Up Payment is made.

Article 6. Establishment of Trust

As soon as practicable following the Effective Date hereof, the Company will create a Trust (which will be a grantor trust within the meaning of Sections 671-678 of the Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust will have a Trustee as selected by the Company, and will have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust will, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d) and 5.1 of this Agreement.

As soon as practicable after the Company has knowledge that a Change in Control is imminent, but no later than the day immediately preceding the date of the Change in Control, the Company will deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d), 5.1 and 8.1 of this Agreement. Such deposited amounts will be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

The Company's obligation to make the payments and the arrangements provided for herein will be absolute and unconditional, and will not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder will be paid without notice or demand. Each and every payment made hereunder by the Company will be final, and the Company will not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

The Executive will not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment will in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in
Section 3.3(e) herein.

Notwithstanding anything in this Agreement to the contrary, if Severance Benefits are paid under this Agreement, no severance benefits under any program of the Company, other than benefits described in this Agreement, will be paid to the Executive.

Article 8. Fees and Expenses

To the extent permitted by law, the Company will pay as incurred (within ten
(10) days following receipt of an invoice from the Executive) all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including, without limitation, conflicts related to the calculations under Section 5 hereof) between the parties pertaining to this Agreement.

Article 9. Outplacement Assistance

Following a Qualifying Termination (as described in Section 3.2 herein), the Executive will be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement for such outplacement services will be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

10.1.  Successors to the Company. The Company will require any successor
       -------------------------
(whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place.

10.2.  Assignment by the Executive. This Agreement will inure to the benefit of
       ---------------------------
and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, will be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts will be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate, and such designee, or the Executive's estate will be treated as the Beneficiary hereunder.

Article 11. Miscellaneous

11.1.  Employment Status.  Except as may be provided under any other agreement
       -----------------
between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

11.2.  Beneficiaries.  The Executive may designate one or more persons or
       -------------
entities as the primary and/or contingent Beneficiaries of any Severance Benefits, including, without limitation, payments under Section 5 hereof, owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

11.3.  Severability.  In the event any provision of this Agreement will be held
       ------------
illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Agreement, and the Agreement will be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and will have no force and effect.

11.4.  Modification. No provision of this Agreement may be modified, waived, or
       ------------
discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

11.5.  Applicable Law.  To the extent not preempted by the laws of the United
       --------------
States, the laws of the state of Illinois will be the controlling law in all matters relating to this Agreement.

11.6   Indemnification.  To the full extent permitted by law, the Company will,
       ---------------
both during and after the period of the Executive's employment, indemnify the Executive (including by advancing him expenses) for any judgments, fines, amounts paid in settlement and reasonable expenses, including any attorneys' fees, incurred by the Executive in connection with the defense of any lawsuit or other claim to which he is made a party by reason of being (or having been) an officer, director or employee of the Company or any of its subsidiaries. The Executive will be covered by director and officer liability insurance to the maximum extent that insurance covers any officer or director (or former officer or director) of the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement on this __________ day of ___________________________, 2001.



FMC Technologies, Inc.                  Executive:



By:    ____________________________     __________________________
       ____________________________
Its:   ____________________________



Attest:____________________________

                                                                         FORM II

                                    FORM OF

                             FMC Technologies, Inc.
                         Executive Severance Agreement
                         -----------------------------


     THIS AGREEMENT is made and entered into as of the ______ day of ________________________, 2001, by and between FMC Technologies, Inc.
(hereinafter referred to as the "Company") and _______________ (hereinafter referred to as the "Executive").

     WHEREAS, the Board has approved the Company's entering into severance agreements with certain key executives of the Company;

     WHEREAS, the Executive is a key executive of the Company;

     WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in the Executive's position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

     WHEREAS, should the possibility of a Change in Control arise, in addition to the Executive's regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate;

     WHEREAS, the Executive has an existing executive severance agreement with FMC, the terms of which are substantially similar to the terms of this Agreement;

     WHEREAS, the Executive acknowledges that neither the IPO nor the Distribution will result in a change in control of FMC under the Executive's existing executive severance agreement with FMC;

     WHEREAS, the Executive agrees that the terms of this Agreement completely replace and supersede the provisions of the prior executive severance agreement with FMC;

     WHEREAS, the Executive acknowledges that neither the IPO nor the Distribution will result in a Change in Control; and

     WHEREAS, the Executive and the Company desire that the terms of this Agreement will completely replace and supersede the provisions set forth in the FMC Technologies Executive Severance Plan, setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

     NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive's advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose

This Agreement completely replaces and supersedes the provisions of the prior executive agreement the Executive had with FMC. The Executive agrees that no benefits will be paid to the Executive by FMC or the Company under the terms of such prior executive severance agreement.

This Agreement will commence on the Effective Date and will continue in effect for a three (3) year term, until the third anniversary of the Effective Date. Upon each anniversary of the Effective Date, the term of this Agreement will be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to such anniversary to the Executive that this Agreement will not be extended. In such case, this Agreement will terminate at the end of the term, or extended term, then in progress.

However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; and (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

Whenever used in this Agreement, the following terms will have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

2.1.  Base Salary means the salary of record paid to an Executive as annual
      -----------
salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

2.2.  Beneficiary means the persons or entities designated or deemed designated
      -----------
by the Executive pursuant to Section 11.2 herein.

2.3.  Board means the Board of Directors of the Company.
      -----

2.4.      Cause means:
          -----

          (a) the Executive's Willful and continued failure to substantially perform the Executive's employment duties in any material respect (other than any such failure resulting from physical or mental incapacity (that could be reasonably expected to result in Disability) or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes the Executive has failed to perform the Executive's duties, and after the Executive has failed to resume substantial performance of the Executive's duties on a continuous basis within thirty (30) calendar days of receiving such demand;

          (b) the Executive's Willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company or an Affiliate; or

          (c) the Executive's having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law.

2.5. Change in Control means the happening of any of the following events:
     -----------------

          (a) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with Subsections (i), (ii) and (iii) of Subsection (C) of this Section 2.5;

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2.5, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

          (c) Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company, or acquisition by the Company of the assets or stock of another entity ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     In addition, a Change in Control will be deemed to occur upon a change in control of FMC, as determined under the change in control provisions of FMC's executive severance plan, if at the time of its change in control, FMC owns more than fifty percent (50%) of the Outstanding Company Common Stock. Notwithstanding the foregoing, neither the IPO, nor the Distribution will be treated as a Change in Control of the Company.

2.6. Code means the Internal Revenue Code of 1986, as amended from time to time,
     ----
and any successor thereto.

2.7.  Committee means the Compensation and Organization Committee of the Board
      ---------
or any other committee of the Board appointed to perform the functions of the Compensation and Organization Committee.

2.8.  Company means FMC Technologies, Inc., a Delaware corporation, or any
      -------
successor thereto as provided in Article 10 herein.

2.9.  Disability means complete and permanent inability by reason of illness or
      ----------
accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

2.10. Distribution means FMC's distribution of its interest in the Company.
      ------------

2.11. Effective Date means the date of this Agreement set forth above.
      --------------

2.12. Effective Date of Termination means the date on which a Qualifying
      -----------------------------
Termination occurs which triggers the payment of Severance Benefits hereunder.

2.13. Exchange Act means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor thereto.

2.14. FMC means FMC Corporation, a Delaware corporation.
      ---

2.15. Good Reason means, without the Executive's express written consent, the
      -----------
occurrence of any one or more of the following:

          (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including, without limitation, offices, titles and reporting requirements) as an employee of the Company (including, without limitation, any material change in duties or status as a result of the stock of the Company ceasing to be publicly traded or of the Company becoming a subsidiary of another entity), or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from the greatest of (i) those in effect on the Effective Date; (ii) those in effect during the fiscal year immediately preceding the year of the Change in Control (whether with the Company or with FMC); and (iii) those in effect immediately preceding the Change in Control;

          (b) The Company's requiring the Executive to be based at a location which is at least fifty (50) miles further from the Executive's then current primary residence than is such residence from the office where the Executive is located at the time of the Change in Control, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations as of the Effective Date or as the same may be changed from time to time prior to a Change in Control;

          (c) A reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same may be increased from time to time;

          (d) A material reduction in the Executive's level of participation in any of the Company's short- and/or long-term incentive compensation plans, or employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the greatest of the levels in place: (i) on the Effective Date; (ii) during the fiscal year immediately preceding the fiscal year of the Change in Control (whether with the Company or with FMC); and (iii) on the date immediately preceding the date of the Change in Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be "Good Reason" if the Executive's reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive's position;

          (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

          (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

The existence of Good Reason will not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's continued employment will not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

2.16. IPO means the initial registered public offering by the Company of shares
      ---
of common stock of the Company.

2.17. Notice of Termination means a written notice which indicates the specific
      ---------------------
termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

2.18. Person has the meaning ascribed to such term in Section 3(a)(9) of the
      ------
Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

2.19. Qualifying Termination means any of the events described in Section 3.2
      ----------------------
herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

2.20. Retirement means the Executive's voluntary termination of employment in a
      ----------
manner that qualifies the Executive to receive immediately payable retirement benefits from the FMC Technologies, Inc. Salaried Employees' Retirement Program.

2.21.  Severance Benefits means the payment of severance compensation as
       ------------------
provided in Section 3.3 herein.

2.22.  Trust means the Company grantor trust to be created pursuant to Article 6
       -----
of this Agreement.

2.23.  Willful means any act or omission by the Executive that was in good faith
       ------
and without a reasonable belief that the action or omission was in the best interests of the Company or its Affiliates. Any act or omission based upon authority given pursuant to a duly adopted Board resolution, or, upon the instructions of any senior officer of the Company, or based upon the advice of counsel for the Company will be conclusively presumed to be taken or omitted by the Executive in good faith and in the best interests of the Company and/or its Affiliates.

Article 3. Severance Benefits

3.1.   Right to Severance Benefits.  The Executive will be entitled to receive
       ---------------------------
from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

The Executive will not be entitled to receive Severance Benefits if the Executive's employment is terminated (i) for Cause, (ii) due to a voluntary termination without Good Reason, or (iii) due to death or Disability.

3.2.   Qualifying Termination.  The occurrence of any one or more of the
       ----------------------
following events will trigger the payment of Severance Benefits to the Executive under this Agreement:

               (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause, Disability or Death within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

               (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or

               (c) The Company or any successor company breaches any of the provisions of this Agreement.

3.3.   Description of Severance Benefits.  In the event the Executive becomes
       ---------------------------------
entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company will pay to the Executive (or in the event of the Executive's death, the Executive's Beneficiary) and provide him with the following:

               (a) An amount equal to two (2) times the highest rate of the Executive's annualized Base Salary in effect at any time up to and including the Effective Date of Termination (whether with the Company or FMC).

               (b) An amount equal to two (2) times the greater of (i) the Executive's highest annualized target total Management Incentive Award granted under the Company's or FMC's Incentive Compensation and Stock Plan for any plan year up to and including the plan year in which the Executive's Effective Date of Termination occurs (whether with the Company or FMC), and (ii) the average of the actual total Management Incentive Awards paid (or payable) to the Executive for the two plan years immediately preceding the Effective Date of Termination (whether with the Company or FMC), or for such lesser number of such plan years for which the Executive was eligible to earn a Management Incentive Award (from the Company or FMC), annualized for any year that the Executive was not employed by the Company or FMC, as applicable, for the entire plan year. For purposes of determining actual total Management Incentive Awards under the preceding sentence, any amounts the Executive deferred will be treated as if they had been paid to the Executive, rather than deferred.

               (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, earned or accrued through the Effective Date of Termination.

               (d) An amount equal to the target total Management Incentive Award established for the plan year in which the Executive's Effective Date of Termination occurred, prorated through the Effective Date of Termination.

               (e) A continuation of the Company's welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for two (2) full years after the Effective Date of Termination. These benefits will be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the date of the Change in Control. The continuation of these welfare benefits will be discontinued prior to the end of the two (2) year period if the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee. The date that welfare benefits cease to be provided under this paragraph will be the date of the Executive's qualifying event for continuation coverage purposes under Code Section 4980B(f)(3)(B).

Awards granted under the FMC Technologies, Inc. Incentive Compensation and Stock Plan, and other incentive arrangements adopted by the Company will be treated pursuant to the terms of the applicable plan.

The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Technologies, Inc. Salaried Employees' Retirement Program, the FMC Technologies, Inc. Savings and Investment Plan, the FMC Technologies, Inc. Salaried Employees' Equivalent Retirement Plan, the FMC Technologies, Inc. Non-Qualified Savings and Investment Plan and other savings and retirement plans sponsored by the Company will be distributed pursuant to the terms of the applicable plan.

For all purposes under the Company's nonqualified retirement plans (including, but not limited to, benefit calculation and benefit commencement), it will be assumed that the Executive's employment continued following the Effective Date of Termination for two (2) full years (i.e., two (2) additional years of age and service credits will be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history (whether with the Company or FMC) as of the Effective Date of Termination will be used.

3.4. Termination for Disability.  If the Executive's employment is terminated
     --------------------------
due to Disability, the Executive will receive the Executive's Base Salary through the Effective Date of Termination, and the Executive's benefits will be determined in accordance with the Company's disability, retirement, survivor's benefits, insurance and other applicable plans and programs then in effect. If the Executive's employment is terminated due to Disability, he will not be entitled to the Severance Benefits described in Section 3.3.

3.5. Termination upon Death.  If the Executive's employment is terminated due to
     ----------------------
death, the Executive's benefits will be determined in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs of the Company then in effect. If the Executive's employment is terminated due to death, neither the Executive nor the Executive's Beneficiary will be entitled to the Severance Benefits described in Section 3.3.

3.6. Termination for Cause, or Other Than for Good Reason or Retirement.
     ------------------------------------------------------------------
Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company will pay the Executive an amount equal to the Executive's Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any plans of the Company, at the time such payments are due and the Company will have no further obligations to the Executive under this Agreement.

3.7. Notice of Termination.  Any termination of employment by the Company or by
     ---------------------
the Executive for Good Reason will be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

4.1. Form and Timing of Severance Benefits.  The Severance Benefits described in
     -------------------------------------
Sections 3.3 (a), (b), (c) and (d) herein will be paid in cash to the Executive (or the Executive's Beneficiary, if applicable) in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

4.2. Withholding of Taxes.  The Company will be entitled to withhold from any
     --------------------
amounts payable under this Agreement all taxes as may be legally required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

5.1. Excise Tax Equalization Payment.  In the event that the Executive (or the
     -------------------------------
Executive's Beneficiary, if applicable) becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), whether or not the Executive has terminated employment with the Company, if all or any part of the Total Payments will be subject to the tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), (the "Excise Tax") the Company will pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income taxes, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section 5.1 (including FICA and FUTA), will be equal to the Total Payments.

5.2. Tax Computation.  All determinations of whether any of the Total Payments
     ---------------
will be subject to the Excise Tax, the amounts of such Excise Tax, whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be used in arriving at such determinations, shall be made by a nationally recognized certified public accounting firm that does not serve as an accountant or auditor for any individual, entity or group effecting the Change in Control as designated by the Company (the "Accounting Firm"). The Accounting Firm will provide detailed supporting calculations to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive or the Company requesting a calculation hereunder. The Gross-Up Payment will be made by the Company to the Executive as soon as practical following the Accounting Firm's determination of the Gross-Up Payment, but in no event beyond thirty (30) days from the Effective Date of Termination. All fees and expenses of the Accounting Firm will be paid by the Company.

For purposes of determining the amount of the Gross-Up Payment, the Executive will be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

5.3. Subsequent Recalculation.  In the event the Internal Revenue Service
     ------------------------
adjusts the computations to be made pursuant to Section 5.2 herein, and as a result of such adjustment the Gross-Up Payment made to the Executive is less than the greatest Gross-Up Payment that the Executive is entitled to receive under Section 5.2, the Company will pay to the Executive an amount equal to the difference between the greatest Gross-Up Payment the Executive is entitled to receive, and the Gross-Up Payment initially made to the Executive, plus a market rate of interest, as determined by the Committee, for the period commencing on the date the first Gross-Up Payment is made, and ending on the day immediately preceding the date the subsequent Gross-Up Payment is made.

Article 6. Establishment of Trust

As soon as practicable following the Effective Date hereof, the Company will create a Trust (which will be a grantor trust within the meaning of Sections 671-678 of the Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust will have a Trustee as selected by the Company, and will have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust will, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d) and 5.1 of this Agreement.

As soon as practicable after the Company has knowledge that a Change in Control is imminent, but no later than the day immediately preceding the date of the Change in Control, the Company will deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d), 5.1 and 8.1 of this Agreement. Such deposited amounts will be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

The Company's obligation to make the payments and the arrangements provided for herein will be absolute and unconditional, and will not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder will be paid without notice or demand. Each and every payment made hereunder by the Company will be final, and the Company will not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

The Executive will not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment will in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in
Section 3.3(e) herein.

Notwithstanding anything in this Agreement to the contrary, if Severance Benefits are paid under this Agreement, no severance benefits under any program of the Company, other than benefits described in this Agreement, will be paid to the Executive.

Article 8. Fees and Expenses

To the extent permitted by law, the Company will pay as incurred (within ten
(10) days following receipt of an invoice from the Executive) all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including, without limitation, conflicts related to the calculations under Section 5 hereof) between the parties pertaining to this Agreement.

Article 9. Outplacement Assistance

Following a Qualifying Termination (as described in Section 3.2 herein), the Executive will be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement for such outplacement services will be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

10.1.  Successors to the Company.  The Company will require any successor
       -------------------------
(whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place.

10.2.  Assignment by the Executive.  This Agreement will inure to the benefit of
       ---------------------------
and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, will be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts will be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate, and such designee, or the Executive's estate will be treated as the Beneficiary hereunder.

Article 11. Miscellaneous

11.1.  Employment Status.  Except as may be provided under any other agreement
       -----------------
between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

11.2.  Beneficiaries.  The Executive may designate one or more persons or
       -------------
entities as the primary and/or contingent Beneficiaries of any Severance Benefits, including, without limitation, payments under Section 5 hereof, owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

11.3.  Severability.  In the event any provision of this Agreement will be held
       ------------
illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Agreement, and the Agreement will be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and will have no force and effect.

11.4.  Modification.  No provision of this Agreement may be modified, waived, or
       ------------
discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

11.5.  Applicable Law.  To the extent not preempted by the laws of the United
       --------------
States, the laws of the state of Illinois will be the controlling law in all matters relating to this Agreement.

11.6   Indemnification.  To the full extent permitted by law, the Company will,
       ---------------
both during and after the period of the Executive's employment, indemnify the Executive (including by advancing him expenses) for any judgments, fines, amounts paid in settlement and reasonable expenses, including any attorneys' fees, incurred by the Executive in connection with the defense of any lawsuit or other claim to which he is made a party by reason of being (or having been) an officer, director or employee of the Company or any of its subsidiaries. The Executive will be covered by director and officer liability insurance to the maximum extent that that insurance covers any officer or director (or former officer or director) of the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement on this ______ day of __________________________, 2001.



FMC Technologies, Inc.                       Executive:


By:  _____________________________           _____________________________
     _____________________________
Its: _____________________________


Attest:  _________________________